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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 1, 2005


                         Global Aircraft Solutions, Inc.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Nevada                      000-28575                  84-1108499
         ------                      ---------                  ----------
       (State of                  (Commission File             (IRS Employer
     Incorporation)                   Number)                Identification No.)

                         P.O. Box 23009 Tucson, AZ 85734
                    (Address of principal executive offices)

                                 (520) 294-3481
                                 --------------
              (Registrant's telephone number, including area code)

                       Renegade Venture (NEV.) Corporation
           ---------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c).

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ITEM 2.02. Results of Operations and Financial Condition

On November 14, 2005, Global Aircraft Solutions, Inc. (the "Company") filed its 10QSB for the fiscal quarter ended September 30, 2005 and conducted a conference call on November 16, 2005 discussing its financial performance and results of operations for fiscal quarter ended September 30, 2005. A copy of the transcript of this conference call is attached hereto as Exhibit 99.1.

The information contained herein and in the accompanying Exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information furnished in this report on Form 8-K, including Exhibit 99.1, shall be deemed to be "furnished" and therefore shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.


ITEM 9.01. Financial Statements and Exhibits


(c)   Exhibits

Exhibit
No.         Document
-------     --------------------------------------------------------------------
99.1        Transcript of November 16, 2005 Conference Call discussing financial performance and results of operations for fiscal quarter ended
            September 30, 2005





                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2005
                                              Global Aircraft Solutions, Inc.
                                              (Registrant)

                                         By:  /s/ John Sawyer
                                              -------------------------------
                                              Name:   John Sawyer
                                              Title:  President